Exhibit 99.4

               DEFERRED SHARE AWARD AGREEMENT,
       AS AMENDED AND RESTATED AS OF JANUARY 16, 2007

     This Deferred Share Award Agreement (the "Agreement") is amended and restated as of January 16, 2007, by and between AMR Corporation, a Delaware corporation (the "Corporation"), and an officer or key employee of one of the Corporation's Subsidiaries (the "Employee") as identified in the notification sent to the Employee described below (the "Notification").

     WHEREAS, pursuant to the AMR Corporation 1998 Long Term Incentive Plan, as amended (the "LTIP"), the Compensation Committee of the Board of Directors (the "Committee") has determined that the Employee is an officer or key employee and has further determined to make an award of deferred shares from and pursuant to the LTIP to the Employee as an inducement for the Employee to remain with one of the Corporation's Subsidiaries and to motivate the Employee during such employment.

     NOW, THEREFORE, the Corporation and the Employee hereby agree as follows:

     1.   Grant of Award.

     The Employee is hereby granted effective as of the grant date set forth in the Notification (the "Grant Date") a deferred share award (the "Award"), subject to the terms and conditions of this Agreement, as amended and restated, with respect to the number of shares of Common Stock set forth in the Notification (the "Shares"). Subject to the terms and conditions of this Agreement, the Shares covered by the Award will vest, if at all, in accordance with
Section 2 hereof, on July 25, 2008 (such date hereby established as the "Vesting Date" of the Award).

     2.   Distribution of Award.

     Distribution with respect to the Award, on the  Vesting
Date, will occur, if at all, in accordance with the following terms and conditions:

     (a) If the Employee is on the payroll of a Subsidiary that is wholly owned by the Corporation as of the Vesting
Date, the Shares will be distributed to the Employee on or about July 25, 2008.

     (b) In the event the Employee's employment with a Subsidiary of the Corporation is terminated prior to the Vesting Date due to the Employee's death, Disability (as defined in section 409A(a)(2)(C) of the Internal Revenue Code of 1986, as amended, (the "Code")), Retirement or termination not for Cause (each an "Early Termination"), the Shares covered by the Award will vest on a pro-rata basis and will be distributed to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for the purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate). The pro-rata basis will be a percentage where the denominator is 36 and the numerator is the number of months from the Grant Date through the month of Early Termination, inclusive. The pro-rata Award will be distributed (subject to Section 2(e) hereof) to the Employee (or, in the event of the Employee's death, the Employee's designated beneficiary for the purposes of the Award, or in the absence of an effective beneficiary designation, the Employee's estate) at the same time as Awards are made to then current employees who have Awards under the Plan, subject to Section 2(e) of this Agreement.

     (c) In the event of a Change in Control of the Corporation (as defined in Section 5 hereof) after the Vesting Date but prior to the distribution of the Award, the Award will be distributed in accordance with the terms of the LTIP.

     (d)  Notwithstanding the terms of Section 2(a), 2(b) or
2(c), the Award will be forfeited in its entirety if prior to the Vesting Date:

          (i) The Employee's employment with a Subsidiary of the Corporation is terminated for Cause, or if the Employee terminates his/her employment with a Subsidiary of the Corporation;

          (ii) The   Employee  becomes  an  employee  of   a
               Subsidiary that is not wholly owned by the Corporation; or

          (iii) The Employee takes a leave of absence without reinstatement rights, unless otherwise agreed in writing between the Corporation (or a Subsidiary or Affiliate thereof) and the Employee.

     (e) Notwithstanding the provisions of Section 2(b), if the Employee is a person subject to section 409A(a)(2)(B)(i) of the Code, any payment on account of Retirement or termination not for Cause of the Employee shall be delayed until the sixth month anniversary of the date of the Employee's separation from employment due to Retirement or termination not for Cause.

     3.   Transfer Restrictions.

     Unless otherwise permitted by the Committee, this award is non-transferable other than by will or by the laws of descent and distribution, and may not be assigned, pledged or hypothecated and will not be subject to execution, attachment or similar process. Upon any attempt by the Employee (or the Employee's successor in the interest after the Employee's death) to effect any such disposition, or upon the commencement of any such process, the Award may immediately become null and void, at the discretion of the Committee.

     4.   [Intentionally omitted]

     5.   Miscellaneous.

     This Agreement (a) will be binding upon and inure to the benefit of any successor of the Corporation, (b) will be governed by the laws of the State of Texas and any applicable laws of the United States, and (c) may not be amended without the written consent of both the Corporation and the Employee. Notwithstanding the foregoing, this Agreement may be amended from time to time without the written consent of the Employee pursuant to Section 8 below and as permitted by the LTIP (or its successor). No contract or right of employment will be implied by this Agreement.

     In consideration of the Employee's privilege to participate in the Plan, the Employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. ("American") or its Affiliates to any unauthorized party and (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American or any other Subsidiaries of the Corporation to join the Employee at his or her place of employment after his or her employment with American or its Affiliates is terminated. The failure by the Employee to abide by the foregoing obligations shall result in the Award being immediately forfeited in its entirety.

     For purposes of Section 2(c) hereof, the term "Change in Control" will mean a "change in ownership" or "change in effective control", or "change in ownership of the assets" of the Corporation, as determined pursuant to Internal Revenue Service Notice 2005-1 (or successor guidance thereto under section 409A of the Code).

     The   Employee  shall  not  have  the  right  to  defer
distribution of the Award. Except as provided in this Agreement, the Committee and Corporation will not accelerate distribution of the Award.

     Notwithstanding anything in this Agreement to the contrary, the Committee may elect, at any time and from time to time, in lieu of issuing all or any portion of the
Shares, to make substitutions for such Shares, all to the effect that the employee will receive cash or other marketable property of a value equivalent to what the Employee would have received in a stock distribution.

     Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the LTIP.

     6.   Adjustments in Awards.

     In the event of a Stock dividend, Stock split, merger, consolidation, re-organization, re-capitalization or other change in the corporate structure of the Corporation, appropriate adjustments shall be made by the Committee in the number of Shares awarded.

     7.   Prior Deferred Unit Awards.

       In consideration of this amended and restated Agreement, the Employee irrevocably agrees that any prior award granted to the Employee under a 2005 Deferred Unit Agreement, as hereby amended and restated, is hereby forfeited in its entirety and will hereafter be of no further effect and such prior award is replaced in its entirety with the Award granted under this Agreement.

     8.   American Jobs Creation Act.

     In addition to amendments permitted by Section 5 above, amendments to this Agreement may be made by the Corporation, without the Employee's consent, in order to ensure compliance with the American Jobs Creation Act of 2004.

     IN WITNESS HEREOF, the Employee and the Corporation have executed this Agreement as of the day and year first above written.



Employee                           AMR CORPORATION



______________________________     __________________________
                                   Kenneth W. Wimberly
                                   Corporate Secretary


Name of Executive             Number of 2005 Deferred
                                Shares Granted

G.J. Arpey                            24,000
D. P. Garton                          16,500
G.F. Kennedy                          10,000
R.W. Reding                           10,000